Exhibit 10.2

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT

CONVERTIBLE PROMISSORY NOTE

Effective Date: September 27, 2019 U.S. $4,000,000

FOR VALUE RECEIVED, Surge Holdings, Inc., a Nevada corporation (“Borrower” or “Company”), promises to pay to GBT Technologies Inc., or their successors or assigns (“Lender”), $4,000,000 (four million dollars) and any amounts accrued hereunder on the date that is eighteen (18) months after the Effective Date (the “Maturity Date”) in accordance with the terms set forth herein. This Convertible Promissory Note (this “Note”) is issued and made effective as of September 27, 2019 (the “Effective Date”). This Note shall not bear interest. This Note is issued as the consideration for those certain assets being bought by the Borrower from the Lender pursuant to that certain Asset Purchase Agreement dated September 27, 2019, by and between Borrower and Lender (the “APA”). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference.

1.                  Payment; Prepayment.

1.1.            Payment. All payments owing hereunder shall be in lawful money of the United States of America or shares of Common Stock, as provided for herein, and delivered to Lender at the address or bank account furnished to Borrower for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, and thereafter, to (c) principal.

1.2.            Prepayment. Notwithstanding the foregoing, Borrower shall have the right to prepay all or any portion of the principal without any prepayment penalty.

2.                  Lender Conversion.

2.1.            Lender Conversion. Following the six month anniversary of the Effective Date, at the option of the Lender (subject to the right of the Borrower to prepay the principal), the Lender may convert the Conversion Amount into fully paid and non-assessable shares of Common Stock, as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified (the “Conversion Shares”). The term “Conversion Amount” means, with respect to any conversion of this Note, the portion of the principal amount of this Note to be converted into Conversion Shares in such conversion. The Conversion Amount shall be divided by the Conversion Price (as defined in Section 2.2) determined as provided herein in order to determine the number of Conversion Shares to be issued in connection with said conversion (each a “Conversion”). In no event, however, shall the Lender be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Lender and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Notes or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Lender and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Lender upon, at the election of the Lender, not less than 61 calendar days’ prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Lender, as may be specified in such notice of waiver).

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2.2.            Conversion Price. Subject to the adjustments described herein, and provided that no Event of Default (as defined in Section 3.1) has occurred, the conversion price (the “Conversion Price”) shall equal (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) the volume weighted average price of the Common Stock on the OTCQX, OTCQB, or the OTC Pink marketplaces, Nasdaq, NYSE, or other trading market on which the Common Stock is then trading over the previous twenty (20) Trading Days prior to the conversion date in question (the “VWAP”); provided, however, the Conversion Price shall never be lower than $0.10 (the “Floor Price”) or higher than $0.70 (the “Ceiling Price”). By way of example only, if the VWAP for a conversion date equals $0.08, the Conversion Price shall equal the Floor Price and if the VWAP for a conversion date equals $0.78, the Conversion Price shall equal the Ceiling Price.

3.                  Defaults and Remedies.

3.1.            Defaults. The following are events of default under this Note (each, an “Event of Default”): (a) Borrower fails to pay any principal, fees, charges, or any other amount when due and payable hereunder; (b) a receiver, trustee or other similar official shall be appointed over Borrower or a material part of its assets and such appointment shall not be dismissed or discharged within sixty (60) calendar days; (c) Borrower makes a general assignment for the benefit of creditors; (d) Borrower files a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); and (e) an involuntary bankruptcy proceeding is commenced or filed against Borrower and is not dismissed within sixty (60) calendar days.

3.2.            Remedies. At any time and from time to time after Lender becomes aware of the occurrence of any Event of Default, Lender may accelerate this Note by written notice to Borrower, with the principal becoming immediately due and payable in cash at the Mandatory Default Amount. Notwithstanding the foregoing, at any time following the occurrence of any Event of Default, Lender may, at its option, elect to increase the principal by applying the Default Effect (subject to the limitation set forth below) via written notice to Borrower without accelerating the principal, in which event the principal shall be increased as of the date of the occurrence of the applicable Event of Default pursuant to the Default Effect, but the principal shall not be immediately due and payable. For the avoidance of doubt, Lender may continue engaging in Conversions at any time following an Event of Default until such time as the principal is paid in full. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and Lender shall have all rights as a holder of the Note until such time, if any, as Lender receives full payment pursuant to this Section 3.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

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4.                  Unconditional Obligation; No Offset. Borrower acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of Borrower not subject to offset, deduction or counterclaim of any kind. Borrower hereby waives any rights of offset it now has or may have hereafter against Lender, its successors and assigns, and agrees to make the payments or Conversions called for herein in accordance with the terms of this Note.

5.                  Waiver. No waiver of any provision of this Note shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

6.                  Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision hereof, if Borrower at any time on or after the Effective Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 6 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 6 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

7.                  Method of Conversion Shares Delivery. On or before the close of business on the third (3rd) Trading Day following a Conversion, as applicable (the “Delivery Date”), Borrower shall, provided it is DWAC Eligible at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC to the account designated by Lender. If Borrower is not DWAC Eligible, it shall deliver to Lender or its broker (as designated by Lender, via reputable overnight courier, certificates representing the number of shares of Common Stock to which Lender shall be entitled, registered in the name of Lender or its designee. Moreover, and notwithstanding anything to the contrary herein or in the APA, in the event Borrower or its transfer agent refuses to deliver any shares of Common Stock to Lender on grounds that such issuance is in violation of Rule 144 under the Securities Act of 1933, as amended (“Rule 144”), Borrower shall deliver or cause its transfer agent to deliver the applicable shares of Common Stock to Lender with a restricted securities legend, but otherwise in accordance with the provisions of this Section 7. In conjunction therewith, Borrower will also deliver to Lender a written explanation from its counsel or its transfer agent’s counsel opining as to why the issuance of the applicable shares of Common Stock violates Rule 144.

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8.                  Leak-Out Agreement. Lender will not, for the eighteen (18) calendar months following the Effective Date, for the purpose of open market trades, offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of shares of Common Stock, directly or indirectly, in an amount greater than seven and one-half percent (7.5%) of the trading volume of the Common Stock during the previous month on the OTCQX, OTCQB, or the OTC Pink marketplaces, Nasdaq, NYSE, or other trading market on which the Common Stock is then trading. Other than via open market trades, Lender may not offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of the Conversion Shares without the prior written consent of the Borrower. Borrower’s consent to a transfer or disposal of the Conversion Shares by Lender shall be specifically conditioned on the transferee of the Conversion Shares signing a Leak-Out Agreement with the Company with substantially the same terms as this Section 8. For the avoidance of doubt, open market trades by the Lender do not require Borrower’s consent.

9.                  No Illegal Transactions. Lender has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that Lender was first contacted by the Company or any other person regarding the transactions contemplated herein or in the APA. Lender covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated herein or in the APA are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. The Lender covenants and agrees that, for the eighteen (18) calendar months following the Effective Date, it will not be in a net short position with respect to the shares of Common Stock. For purposes of this Section 9, a “net short position” means a sale of Common Stock by the Lender that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in Common Stock held by the Lender. Borrower’s consent to a transfer or disposal of the Conversion Shares by Lender shall be specifically conditioned on the transferee of the Conversion Shares signing an agreement with the Company to not be in a net short position with respect to the shares of Common Stock for the eighteen (18) calendar months following the Effective Date.

10.              Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Lender has the right to have any such opinion provided by its counsel.

11.              Governing Law; Venue. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada. The provisions set forth in the APA to determine the proper venue for any disputes are incorporated herein by this reference.

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12.              Cancellation. After repayment or conversion of the entire principal, this Note shall be deemed paid in full, shall automatically be deemed canceled, and shall not be reissued.

13.              Amendments. The prior written consent of both parties hereto shall be required for any change or amendment to this Note.

14.              Assignments. Borrower and Lender may not assign this Note without the prior written consent of the other party. If at the time of any transfer of this Note or any shares of Common Stock issued upon conversion of this Note, the transfer of such securities shall not be either (i) registered pursuant to an effective registration statement under the 1933 Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that Lender or transferee, as the case may be, comply with the transfer restrictions set forth on the restrictive legend on the face of such security.

15.              Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the APA titled “Notices.”

16.              Severability. If any part of this Note is construed to be in violation of any law, such part shall be modified to achieve the objective of Borrower and Lender to the fullest extent permitted by law and the balance of this Note shall remain in full force and effect.

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IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the Effective Date.

BORROWER:

Surge Holdings, Inc.

By: /s/ Brian Cox

Name: Brian Cox

Title: CEO

ACKNOWLEDGED, ACCEPTED AND AGREED:

LENDER:

GBT Technologies Inc.

By: /s/Mansour Khatib 9/30/19

Name: Mansour Khatib

Title: CMO, Officer and Director

[Signature Page to Convertible Promissory Note]

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ATTACHMENT 1

DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1.            “Common Stock” means the Borrower’s common stock par value $0.001 per share.

A2.            “Default Effect” means multiplying the principal as of the date the applicable Event of Default occurred by fifteen percent (15%) and then adding the resulting product to the principal as of the date the applicable Event of Default occurred, with the sum of the foregoing then becoming the principal under this Note as of the date the applicable Event of Default occurred; provided that the Default Effect may only be applied three (3) times hereunder.

A3.            “DTC” means the Depository Trust Company or any successor thereto.

A4.            “DTC Eligible” means, with respect to the Common Stock, that such Common Stock is eligible to be deposited in certificate form at the DTC, cleared and converted into electronic shares by the DTC and held in the name of the clearing firm servicing Lender’s brokerage firm for the benefit of Lender.

A5.            “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer program.

A6.            “DWAC” means the DTC’s Deposit/Withdrawal at Custodian system.

A7.            “DWAC Eligible” means that (a) Borrower’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system; (b) Borrower has been approved (without revocation) by DTC’s underwriting department; (c) Borrower’s transfer agent is approved as an agent in the DTC/FAST Program; (d) the Conversion Shares are otherwise eligible for delivery via DWAC; (e) Borrower has previously delivered all Conversion Shares to Lender via DWAC; and (f) Borrower’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

A8.            “Mandatory Default Amount” means the principal following the application of the Default Effect.

A9.            “Trading Day” means any day on which the OTCQX, OTCQB, or the OTC Pink marketplaces, Nasdaq, NYSE, or other trading market on which the Common Stock is then trading is open for trading.

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Attachment 1 to Convertible Promissory Note, Page 1

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EXHIBIT A

Date: __________________

CONVERSION NOTICE

Surge Holdings, Inc., a Nevada corporation (the “Borrower”), hereby consents to GBT Technologies Inc. (the “Lender”) converting, pursuant to that certain Convertible Promissory Note made by Borrower in favor of Lender on September __, 2019 (the “Note”), the portion of the Note balance set forth below into shares of Common Stock of Borrower as of the date of conversion specified below. Such conversion shall be based on the Conversion Price set forth below.

In the event of a conflict between this Conversion Notice and the Note, the Note shall govern. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of Conversion: ____________
B.	Principal Being Converted: ____________
C.	Conversion Price: _______________
D.	Shares of Common Stock: _______________ (B divided by C)
E.	Remaining Principal of Note: ____________

Please transfer the Shares of Common Stock electronically (via DWAC) to the following account:

Broker:________________	Address:___________
DTC#:________________
Account #:_____________
Account Name:_________

To the extent the shares of Common Stock are not able to be delivered to Lender electronically via the DWAC system, deliver all such certificated shares of Common Stock to Lender via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to:

_____________________________________

_____________________________________

_____________________________________

Exhibit A to Convertible Promissory Note, Page 1

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[Signature Page to Conversion Notice]

LENDER:

GBT Technologies Inc.

By: ___________________

Name: ________________

Title: __________________

BORROWER:

Surge Holdings, Inc.

By: ___________________

Name: ________________

Title: __________________

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